                                PROXY AGREEMENT

       PROXY AGREEMENT, dated as of April 14, 1997 (this "Agreement"), among Patriot American Hospitality, Inc., a Virginia corporation ("Patriot"), CF Securities, L.P., a Texas limited partnership ("Family Securities" or the "Principal Stockholder") and James D. Carreker, Leslie V. Bentley, Anne L. Raymond and Stanley M. Koonce, Jr. (the "Management Stockholders"and, together with the Principal Stockholder, the "Stockholders" and each a "Stockholder"), and Wyndham Hotel Corporation, a Delaware corporation ("Wyndham").

       WHEREAS, as of the date hereof each Stockholder owns (either beneficially or of record), or in the case of the Trust Shares, has the right to vote the number of shares of common stock, par value $.01 per share (the "Wyndham Stock"), of Wyndham set forth on Exhibit A hereto (all such shares and any shares of Wyndham hereafter acquired by the Stockholders prior to the termination of this Agreement being referred to herein as the "Shares"); and

       WHEREAS, Patriot, California Jockey Club, a Delaware corporation ("CJC") and Bay Meadows Operating Company, a Delaware corporation ("OPCO") have entered into an Agreement and Plan of Merger, dated as of February 24, 1997 (the "Business Combination Agreement"), which provides, upon the terms and subject to the conditions thereof, for the merger of Patriot with and into CJC (the "CJC Merger") (the term "Patriot" shall mean "CJC" from and after the time the CJC Merger becomes effective); and

       WHEREAS, Family Securities and Patriot are entering into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement"), which provides for Family Securities to sell Shares to Patriot and OPCO; and

       WHEREAS, Patriot and Wyndham are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"), which provides, upon the terms and subject to the conditions thereof, for the merger of Wyndham with and into CJC as successor by merger to Patriot (the "Merger"); and

       WHEREAS, as a condition to the willingness of Patriot to enter into the Merger Agreement, Patriot has requested that each Stockholder agree, and, in order to induce Patriot to enter into the Merger Agreement each such Stockholder is willing to agree, to grant Patriot an irrevocable proxy to vote the Shares pursuant to the terms and conditions hereof; and

       WHEREAS, the Shares are subject to the provisions of a Stockholders' Agreement, dated May 24, 1996 among Wyndham and the stockholders named therein (the "Stockholders' Agreement"), certain of the Shares of the Management Stockholders are subject to existing pledge agreements (the "Pledge Agreements") as described in Exhibit B hereto and certain of the other Shares of the Management Stockholders (the "Trust Shares") are held in trust pursuant to the trust documents (the "Trusts") described in Exhibit C hereto (the Stockholders' Agreement, the Pledge Agreements and the Trusts are hereinafter collectively referred to as the "Existing Restrictions").

       NOW, THEREFORE, in consideration of the promises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, the parties hereto agree as follows:


                                   ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

       Each Stockholder hereby severally represents and warrants to Patriot as follows:

       SECTION 1.01. Due Authority. Such Stockholder has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of such Stockholder and, assuming its due authorization, execution and delivery by Patriot, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

       SECTION 1.02. No Conflict; Consents. (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of the obligations under this Agreement and the compliance by such Stockholder with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to such Stockholder or such Stockholder's Shares, (ii) conflict with or violate the Stockholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of such Stockholder's Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder's Shares are bound.

              (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by such Stockholder except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by such Stockholder of his or her obligations under this Agreement in any material respect.

              (c) Such Stockholder is not, and will not be during the Proxy Term (as hereinafter defined), in violation of or default under any of the Pledge Agreements or any related agreements, and no other person or entity has or will have during the Proxy Term any right directly or indirectly to vote or control or affect the voting of the Shares.

       SECTION 1.03. Title to Shares. (a) Such Stockholder is the record or beneficial owner of such Stockholder's Shares (or in the case of the Trust Shares, has the full and complete right to vote, acting alone) free and clear of any proxy or voting restriction (other than those provided in the Stockholders' Agreement, all of which have been waived with respect to, and are not applicable to, the actions and transactions contemplated by this Agreement). The Shares set forth opposite such Stockholder's name on Exhibit A hereto constitute all of the shares of Wyndham Stock owned of record or beneficially by such Stockholder.

              (b) Such Stockholder has, and during the Proxy Term will have (except as a result of transfers permitted by Section 2.01), sole power of disposition with respect to all of the Shares, subject to the Existing Restrictions, and the sole voting power with respect to the matters (other than the provisions in the Stockholders' Agreement with respect to the election of directors, all of which provisions have been waived with respect to, and are not applicable to, the actions and transactions contemplated by this Agreement) set forth in Article II hereof with respect to all of the Shares.

       SECTION 1.04. No Encumbrances. Such Stockholder's Shares and the certificates representing such Shares are now and at all times during the Proxy Term hereof (except as a result of transfers permitted by Section 2.01) will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, the pledgees under the Pledge Agreements or the trustees under the Trusts, free and clear of all proxies, voting trusts and voting agreements, understandings or arrangements providing for any right on the part of any person other than such Stockholder to vote such Shares (other than those provided in the Stockholders' Agreement, all of which have been waived with respect to, and are not applicable to, the actions and transactions contemplated by this Agreement) and, subject to the Existing Restrictions, free and clear of all liens, claims, security interests and any other encumbrances whatsoever except any such encumbrances or proxies arising under this Agreement.

       SECTION 1.05. Acknowledgment of Reliance. Such Stockholder understands and acknowledges that Patriot is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

       SECTION 1.06. Brokers. Patriot shall not be obligated or otherwise liable for any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of any Stockholder.

       Patriot hereby represents and warrants to each Stockholder as follows:

       SECTION 1.07. Due Authority. Patriot has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of Patriot and, assuming its due authorization, execution and delivery by each Stockholder and Wyndham, constitutes a legal, valid and binding obligation of Patriot, enforceable against Patriot in accordance with its terms.

       SECTION 1.08. No Conflict; Consents. (a) The execution and delivery of this Agreement by Patriot do not, and the performance by Patriot of the obligations contemplated by this Agreement and the compliance by Patriot with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to Patriot, (ii) conflict with or violate Patriot's charter or bylaws or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Patriot is a party or by which Patriot is bound.

              (b) The execution and delivery of this Agreement by Patriot do not, and the performance of this Agreement by Patriot will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by Patriot except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by Patriot of its obligations under this Agreement in any material respect.

       SECTION 1.09. Brokers. No Stockholder shall be obligated or otherwise liable for any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by Patriot.


                                   ARTICLE II

                       CERTAIN COVENANTS OF STOCKHOLDERS

       Each Stockholder hereby covenants and agrees with Patriot as follows:

       SECTION 2.01. Transfer of Shares. Other than pursuant to the terms of the Stock Purchase Agreement and as otherwise provided herein, during the Proxy Term each Stockholder shall not hereafter (a) sell, tender, transfer, pledge, encumber, assign or otherwise dispose of any of such Stockholder's Shares, (b) deposit such Stockholder's Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Wyndham Stock, or (d) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement; provided, however, that such Stockholder may transfer or pledge any of such Stockholder's Shares to a person or entity with Patriot's prior written consent, which consent shall not be unreasonably withheld, it being understood that withholding consent shall not be unreasonable if, without limitation, Patriot determines such transfer or pledge may eliminate or reduce in any manner the certainty or likelihood of the Shares being voted as contemplated by this Agreement for any reason, including without limitation the financial condition, identity or location of the transferee or pledgee, any applicable legal restrictions or any other reason; provided further that no such transfer or pledge shall be made unless prior thereto the proposed transferee or pledgee shall have entered into a written agreement with Patriot, containing terms and conditions reasonably satisfactory to Patriot, in which such transferee or pledgee shall agree to be bound by all the terms and conditions of this Agreement.

       SECTION 2.02. Voting of Shares; Further Assurances. (a) Each Stockholder, by this Agreement, with respect to those Shares that such Stockholder owns of record, does hereby constitute and appoint Patriot, or any nominee of Patriot, with full power of substitution, during and for the Proxy Term, as such Stockholder's true and lawful attorney and irrevocable proxy, for and in such Stockholder's name, place and stead, to vote each of such Shares as such Stockholder's proxy, at every meeting of the stockholders of Wyndham or any adjournment thereof or in connection with any written consent of Wyndham's stockholders, (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against (x) any Acquisition Proposal, as that term is defined in the Merger Agreement, and any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Wyndham under the Merger Agreement or which could result in any of the conditions of Wyndham's obligations under the Merger Agreement not being fulfilled and (y) any change in the directors of Wyndham, any change in the present capitalization of Wyndham or any amendment to Wyndham's certificate of incorporation or bylaws, any other material change in Wyndham's corporate structure or business, or any other action which in the case of each of the matters referred to in this clause (y) could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the Stock Purchase Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of stockholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing or, at the request of Patriot, to permit Patriot to vote such Shares directly. Each Stockholder further agrees to cause the Shares owned by such Stockholder beneficially to be voted in accordance with the foregoing. Each Stockholder intends this proxy to be irrevocable and coupled with an interest during the Proxy Term and hereby revokes any proxy previously granted by such Stockholder with respect to such Stockholder's Shares.

              (b) Each Stockholder hereby further agrees, with respect to any Shares not voted pursuant to paragraph (a) above, that during the Proxy Term, at any meeting of stockholders of Wyndham, however called, or in connection with any written consent of Wyndham's stockholders, such Stockholder shall vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder, except as specifically requested in writing by Patriot in advance, (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement,
(ii) against (x) any Acquisition Proposal, as that term is defined in the Merger Agreement, and any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Wyndham under the Merger Agreement or which could result in any of the conditions of Wyndham's obligations under the Merger Agreement not being fulfilled or (y) any change in the directors of Wyndham, any change in the present capitalization of Wyndham or any amendment to Wyndham's certificate of incorporation or bylaws, any other material change in Wyndham's corporate structure or business, or any other action which in the case of each of the matters referred to in this clause (y) could reasonably be expected to, impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement or the Stock Purchase Agreement or the likelihood of such transactions being consummated, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of stockholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing.

       (c) Each Stockholder further agrees, with respect to any voting securities of Patriot, CJC and OPCO held of record or beneficially by such Stockholder or any affiliates of such Stockholder, that during the Proxy Term, at any meeting of stockholders of Patriot, CJC or OPCO, however called, or in connection with any written consent of Patriot's, CJC's or OPCO's stockholders, such Stockholder shall vote (or cause to be voted) and cause its affiliates to vote (or cause to be voted) such voting securities of, as applicable, Patriot, CJC or OPCO (i) in favor of the adoption of the Business Combination Agreement and the Merger Agreement and the other transactions contemplated by the Business Combination Agreement and the Merger Agreement and any other matter necessary for consummation of the transactions contemplated by the Merger Agreement or the Business Combination Agreement which is considered at any such meeting of stockholders or in such consent and (ii) against any matter which could reasonably be expected to, impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement, the Stock Purchase Agreement or the Business Combination Agreement or the likelihood of such transactions being consummated.

              (d) For the purposes of this Agreement, "Proxy Term" shall mean (A) with respect to the obligations of the Principal Stockholder hereunder, the period from the execution of this Agreement until the earliest of (w) the termination of the Merger Agreement pursuant to Section 10.1(h) thereof, (x) the Effective Time, (y) the termination of the Merger Agreement pursuant to Section 10.1(c) thereof or (z) thirty (30) days following a termination of the Merger Agreement other than pursuant to Sections 10.1(c) or 10.1(h) thereof and

(B) with respect to the obligations of the Management Stockholders hereunder, the period from the execution of this Agreement until, in the case of any termination of the Merger Agreement other than pursuant to Section 10.1(h) of the Merger Agreement, the earliest of (i) thirty days after the date of any such termination, (ii) the termination of the Merger Agreement pursuant to
Section 10.1(c) thereof or (iii) the Effective Time, and, in the case of any termination pursuant to Section 10.1(h) of the Merger Agreement, December 7, 1997 if such termination occurs prior to November 7, 1997, or thirty (30) days following the date of such termination if such termination occurs on or after November 7, 1997.

              (e) Each Stockholder agrees that such Stockholder will not enter into any agreement or understanding with any person or entity or take any action during the Proxy Term which will permit any person or entity to vote or give instructions to vote the Shares in any manner inconsistent with the terms of this Section 2.02. Each Stockholder further agrees to take such further action and execute such other instruments as may be necessary to effectuate the intent of this Agreement, including without limitation, any number of proxies and other documents permitting Patriot to vote the Shares or to direct the record owners thereof to vote the Shares in accordance with this Agreement.

       SECTION 2.03. Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and, subject to the Pledge Agreements, shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation, if applicable, such Stockholder's heirs, guardians, administrators or successors.

       SECTION 2.04. No Solicitation. During the Proxy Term, no Stockholder shall, nor, to the extent applicable to such Stockholder, shall it permit any of its affiliates (other than Wyndham to the extent permitted by Section 8.1) to, nor shall it authorize any partner, officer, director, advisor or representative of, such Stockholder or any of its affiliates (other than Wyndham to the extent permitted by Section 8.1) to, (i) solicit, initiate or knowingly encourage the submission of, any inquiries, proposals or offers from any person relating to an Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal (other than Wyndham to the extent permitted by Section 10.1(h)), or (iii) enter into or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal.

       SECTION 2.05. Stop Transfer. (a) Each Stockholder agrees with, and covenants to, Patriot that such Stockholder may not request that Wyndham register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement. Each Stockholder agrees, with respect to any Shares in certificated form, that such Stockholder will tender to Wyndham, within twenty business days after the date hereof, the certificates representing such Shares and Wyndham will inscribe upon such certificates the following legend, which Patriot or Wyndham, as the case may be, shall cause to be removed promptly following the Proxy Term: "The shares of Common Stock, par value $.01 per share, of Wyndham Hotel Corporation (the "Company"), represented by this certificate are subject to a Proxy Agreement dated as of April 14, 1997, and may not be sold or otherwise transferred, except in accordance therewith. Copies of such Agreement may be obtained at the principal executive offices of the Company." Each Stockholder agrees that, within ten business days after the date hereof, such Stockholder will no longer hold any Shares, whether certificated or uncertificated, in "street name" or in the name of any nominee. Pursuant to the Merger Agreement, Wyndham has agreed to notify its transfer agent of the provisions set forth in this Section and each Stockholder agrees to provide such documentation and to do such other things as may be required to give effect to such provisions with respect to such Shares.

              (b) Each Stockholder hereby agrees to deliver to Patriot, on or prior to the Closing Date, a written agreement substantially in the form attached as Exhibit A to the Merger Agreement.


                                  ARTICLE III

                               GENERAL PROVISIONS

       SECTION 3.01. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

       SECTION 3.02. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

       SECTION 3.03. Amendments. This Agreement may not be modified, amended, waived, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; provided, however, that Patriot may in writing waive or consent to a modification of any provision of this Agreement with respect to any Stockholder without the agreement of any other party hereto.

       SECTION 3.04. Assignment. This Agreement shall not be assigned by operation of law or otherwise, except in accordance with Section 2.01.

       SECTION 3.05. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and, after the CJC Merger, CJC, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

       SECTION 3.06. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached.
It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

       SECTION 3.07. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

       SECTION 3.08. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

       SECTION 3.09. Definitions. Terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

       SECTION 3.10. Directors and Officers. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent any of the Stockholders or their representatives or designees who are serving on the Board of Directors of Wyndham or who are officers of Wyndham from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director or officer of Wyndham.

        SECTION 3.11. Stockholders' Agreement Consent. To the extent that the execution or performance of this Agreement or the actions and transactions contemplated hereby conflict with or violate, or would in the future conflict with or violate, the provisions of the Stockholders' Agreement, Wyndham and the Stockholders hereby consent to the execution and delivery of this Agreement and comparable agreements with other stockholders of Wyndham and the actions and transactions contemplated hereby and thereby and agree that the provisions of this Agreement and those agreements shall control and be deemed to supersede any such provisions in the Stockholders' Agreement.

       SECTION 3.12. Exculpation. No Stockholder shall have any liability or obligation whatsoever under or by reason of this Agreement (or a separate similar agreement) because of a breach by any other stockholder of Wyndham of its obligations hereunder or thereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      {Signature Page to Proxy Agreement}

       IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                    PATRIOT AMERICAN HOSPITALITY, INC.


                                    By: /s/  PAUL A. NUSSBAUM
                                       -----------------------------------------
                                       Name: Paul A. Nussbaum
                                       Title: Chairman & CEO


                                    CF SECURITIES, L.P.

                                    By:  Mill Spring Holdings, Inc.
                                           its General Partner


                                    By: /s/  HARLAN R. CROW
                                       -----------------------------------------
                                       Name: Harlan R. Crow
                                       Title:   Chief Executive Officer


                                    /s/  JAMES D. CARREKER
                                    --------------------------------------------
                                    James D. Carreker


                                    THE CARREKER DESCENDANTS TRUST


                                    By: /s/  JAMES D. CARREKER
                                       -----------------------------------------
                                       Name: James D. Carreker
                                       Title: Trustee



                                    /s/  LESLIE V. BENTLEY
                                    --------------------------------------------
                                    Leslie V. Bentley


                                    THE LISA SUSANNE BENTLEY TRUST


                                    By: /s/  LESLIE V. BENTLEY
                                       -----------------------------------------
                                       Name: Leslie V. Bentley
                                       Title: Trustee

                                    THE KRISTEN MICHELLE SCHAFFNER TRUST


                                    By: /s/  LESLIE V. BENTLEY
                                       -----------------------------------------
                                       Name: Leslie V. Bentley
                                       Title: Trustee


                                    THE WENDI ELIZABETH SCHAFFNER TRUST


                                    By: /s/  LESLIE V. BENTLEY
                                       -----------------------------------------
                                       Name: Leslie V. Bentley
                                       Title: Trustee


                                    THE BROOKE ANDREA BENTLEY TRUST


                                    By: /s/  LESLIE V. BENTLEY
                                       -----------------------------------------
                                       Name: Leslie V. Bentley
                                       Title: Trustee


                                    /s/  ANNE L. RAYMOND
                                    --------------------------------------------
                                    Anne L. Raymond



                                    /s/  STANLEY M. KOONCE, JR.
                                    --------------------------------------------
                                    Stanley M. Koonce, Jr.


                                    WYNDHAM HOTEL CORPORATION


                                    By: /s/  JAMES D. CARREKER
                                       -----------------------------------------
                                       Name: James D. Carreker
                                       Title: President

                                   EXHIBIT A


                                                         Number of Shares of
   Name and Address                                      Wyndham Stock Owned
    of Stockholder                                           by Stockholder
---------------------                                 --------------------------
CF Securities, L.P.                                          9,447,745
James D. Carreker                                            1,173,416
     The Carreker Descendants Trust                             77,671
Leslie V. Bentley                                              330,377
     The Lisa Susanne Bentley Trust                             15,420
     The Kristen Michelle Schaffner Trust                       15,420
     The Wendi Elizabeth Schaffner Trust                        15,420
     The Brooke Andrea Bentley Trust                            15,420
Anne L. Raymond                                                380,151
Stanley M. Koonce, Jr.                                         388,001

                                   EXHIBIT B


1) Pledge Agreement dated September 30, 1996 between James D. Carreker and Smith Barney Inc. with respect to 588,235 shares of Wyndham Stock.

2) Pledge Agreement dated September 30, 1996 between Leslie V. Bentley and Smith Barney Inc. with respect to 117,647 shares of Wyndham Stock.

3) Pledge Agreement dated September 30, 1996 between Stanley M. Koonce, Jr. and Smith Barney Inc. with respect to 117,647 shares of Wyndham Stock.

4) Pledge of 208,492 shares of Wyndham Stock by James D. Carreker in favor of Wyndham in connection with Promissory Note dated March 20, 1996.

5) Pledge of 76,736 shares of Wyndham Stock by Leslie V. Bentley in favor of Wyndham in connection with Promissory Note dated March 20, 1996.

6) Pledge of 187,790 shares of Wyndham Stock by Anne L. Raymond in favor of Wyndham in connection with Promissory Note dated March 20, 1996.

7) Pledge of 78,176 shares of Wyndham Stock by Stanley M. Koonce, Jr. in favor of Wyndham in connection with Promissory Note dated March 20, 1996.

                                   EXHIBIT C



1)     The Carreker Descendants Trust

2)     The Lisa Susanne Bentley Trust

3)     The Brooke Andrea Bentley Trust

4)     The Kristen Michelle Schaffner Trust

5)     The Wendi Elizabeth Schaffner Trust




                                     15